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                                                                   EXHIBIT 10.25

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                            STOCK PURCHASE AGREEMENT

                                      among

                   DISTRIBUIDORA COMERCIAL JAFRA, S.A. DE C.V.

                                       and

                    CDRJ LATIN AMERICA HOLDING COMPANY B.V.,
                         LATIN COSMETICS HOLDINGS B.V.,
                        REGIONAL COSMETICS HOLDING B.V.,
                      SOUTHERN COSMETICS HOLDINGS B.V., and
                        CDRJ MEXICO HOLDING COMPANY B.V.

                                       and

                   JAFRA COSMETICS INTERNATIONAL S.A. de C.V.

                            Dated as of May 20, 2003

================================================================================

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         STOCK PURCHASE AGREEMENT, dated as of May 20, 2003 (the "Agreement")
entered into by and among CDRJ Latin America Holding Company B.V., Latin Cosmetics Holdings B.V., Regional Cosmetics Holding B.V., Southern Cosmetics Holdings B.V. and CDRJ Mexico Holding Company B.V., each a Netherlands besloten vennootschap met beperkte aansprakelijkheid (each a "Mexican Parent" or "Seller" and, collectively, the "Sellers"), Distribuidora Comercial Jafra, S.A. de C.V., a Mexican sociedad anonima de capital variable (the "Purchaser") and Jafra Cosmetics International, S.A. de C.V., a Mexican sociedad anonima de capital variable (the "Issuer").

         WHEREAS, each Seller owns the Series C preferred dividend shares of the capital stock of the Issuer set forth opposite such Seller's name on Appendix I hereto under the heading "Preferred Stock" (the "Shares"); and

         WHEREAS, the Sellers wish to sell the Shares to the Purchaser, and the Purchaser wishes to purchase the Shares from the Sellers, on the terms and conditions and for the consideration described in this Agreement;

         NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties made herein and of the mutual benefits to be derived herefrom, the parties hereto agree as follows:

1        Representations and Warranties.

1.1      Representations and Warranties of the Sellers.

         Each of the Sellers as to itself, severally and no jointly, with any other Seller, hereby represents and warrants to the Purchaser as follows:

                  (a) Such Seller is a corporation duly organized and validly existing under the laws of the Netherlands;

                  (b) Such Seller owns the Shares set forth opposite such Seller's name under the caption "Number of Shares" on Appendix I hereto and that upon the delivery of and payment for the Shares at the Closing as provided for in this Agreement, the Purchaser will acquire good and valid title to the Shares free and clear of any and all liens, encumbrances, ownership limitations or security interests of any kind ("Liens");

                  (c) Such Seller has the necessary power and authority to execute and deliver this Agreement and to sell, assign, transfer and deliver to the Purchaser, pursuant to the terms and conditions of this Agreement, the Shares;

                  (d) The execution and delivery of this Agreement, the performance of such Seller's obligations hereunder, and the consummation of the transactions

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contemplated hereby, have been duly authorized by all requisite corporate action of such Seller;

                  (e) The person executing this Agreement on such Seller's behalf, has sufficient authority to do so, authority which has not been revoked or otherwise modified; and

                  (f) No governmental or other approval, consent, authorization, registration or filing is required in connection with the entering into this Agreement, the sale of the Shares as herein contemplated or the holding of the Shares by the Purchaser.

1.2      Representations and Warranties of the Purchaser.

           The Purchaser hereby represents and warrants to each of the Sellers and the Issuer as follows:

                  (a) The Purchaser is a corporation duly organized and validly existing under the laws of the United Mexican States ("Mexico") and has the necessary power and authority to execute and deliver this Agreement;

                  (b) The execution and delivery of this Agreement, the performance of the Purchaser's obligations hereunder, and the consummation of the transactions contemplated hereby, have been duly authorized by all requisite corporate action of the Purchaser; and

                  (c) The person executing this Agreement on the Purchaser's behalf, has sufficient authority to do so, authority which has not been revoked or otherwise modified.

1.3      Representations and Warranties of the Issuer.

           The Issuer hereby represents and warrants to the Purchaser as follows:

                  (a) The Issuer is a corporation duly organized and validly existing under the laws of Mexico;

                  (b) In accordance with the Issuer's stock registry book, the Sellers are the owners of the Shares;

                  (c) The Shares are validly issued, fully-paid and non-assessable and free and clear of any and all Liens and there are no outstanding options, warrants or rights to purchase or acquire (including rights of first refusal and preemptive rights), or agreements relating to, the Shares;

                                       2

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                  (d)      The Issuer has the necessary power and authority to
execute and deliver this Agreement;

                  (e) The execution and delivery of this Agreement, the performance of the Issuer's obligations hereunder, and the consummation of the transactions contemplated hereby, have been duly authorized by all requisite corporate action of the Issuer;

                  (f) The person executing this Agreement on the Issuer's behalf, has sufficient authority to do so, authority which has not been revoked or otherwise modified;

                  (g) No governmental or other approval, authorization or filing is required in connection with the entering into this Agreement, the sale of the Shares as herein contemplated or the holding of the Shares by the Purchaser;

                  (h) All material approvals and filings, of any nature, necessary for the Issuer to engage in the business in which it engages have been obtained and are in full force and effect;

                  (i) The Issuer has no material liabilities (including contingent liabilities) that may, as of the date hereof, affect the Issuer, its business or its financial condition;

                  (j) The Issuer (1) has filed or, within the time and in the manner prescribed by law, will file all tax returns, reports or other documents required to be filed with any governmental authority in connection with the determination, assessment or collection of any tax, including, without limiting the generality of the foregoing, all net income, gross income, payroll, withholding, unemployment insurance, social security, sales, use, value added, real and personal property, stamp, transfer, ad valorem and other taxes or charges of any kind whatsoever, and (2) has timely paid all taxes that are shown to be due and payable on such tax returns or has established reserves that are adequate therefor; and

                  (k) No material deficiencies, assessments or audit adjustments have been proposed, assessed or asserted in writing against the Issuer with regard to any taxes.

2        Sale and Purchase of the Shares.

2.1      Purchase and Sale of Shares.

                  (a) Subject to the terms and conditions herein contained, each of the Sellers hereby agrees to sell the Shares to the Purchaser and the Purchaser hereby agrees to purchase the Shares from the Sellers for an aggregate purchase price of $116,270,000 (the "Aggregate Purchase Price"), payable in cash at the Closing (as defined below) in the manner set forth in Section 2.2.

                                       3

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2.2      Closing. The closing of the sale and purchase of the Shares (the
         "Closing") shall take place at the offices of Debevoise & Plimpton, 919 Third Avenue, New York, New York, at 10:00 a.m. on May 20, 2003 unless the parties otherwise agree (the "Closing Date"). At the Closing:

                  (a) Each Seller shall endorsee and deliver to the Purchaser original certificates evidencing the Shares set forth opposite the applicable Seller's name on Appendix I under the caption the "Preferred Stock";

                  (b) The Purchaser shall pay the to each of the Sellers the applicable portion of the Aggregate Purchase Price set forth opposite such Seller's name on Appendix I under the caption "Applicable Purchase Price" (with respect to any Seller, the "Applicable Purchase Price"), in full payment in consideration for acquiring title to the Shares, by transferring the Applicable Purchase Price to the account specified by each of the Sellers in writing;

                  (c) Each of the Sellers shall provide the Purchaser with a receipt, evidencing payment of the Applicable Purchase Price; and

                  (d) The Issuer shall make a notation on the stock registry of the Issuer that all of the Shares have been endorsed in ownership and delivered by each of the Sellers to the Purchaser and the Issuer shall provide evidence of such notation to the Purchaser.

3 Conditions to Closing. The obligation of the Purchaser to purchase the Shares under this Agreement, is subject to the satisfaction of the following conditions, which must occur prior to the Closing Date:

           (A) all of the representations and warranties of the Sellers and the Issuer contained herein being true and correct in all material respects as of the date hereof and as of the Closing Date (as if made on and as of such time); and

           (B) the Issuer shall have delivered to the Purchaser copies, certified by the secretary of the Issuer, of the Issuer's estatutos sociales, as amended to the Closing Date;

4        Taxes; Indemnification.

4.1 Taxes. The Sellers shall pay any and all taxes related to the sale of the Shares contemplated herein as contemplated by applicable law, and each of the Sellers hereby agrees to indemnify and hold the Purchaser harmless from any and all taxes, of any nature (including any liabilities, costs and expenses related thereto), assessed

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         on, claimed from or to be paid by, the Purchaser in connection with the transactions herein contemplated which are not legally required to be paid by the Purchaser.

4.2 Indemnification. The Sellers hereby agree to indemnify and hold the Purchaser and any of its officers, directors, employees and agents harmless from and against any losses, expenses, damages or any other amount that may result from any third party claim related to the Shares or from the inaccuracy or falseness of any representation and warranty of the Sellers made or deemed to be made herein.

5        Termination.

5.1      Termination.

                  (a) This Agreement shall terminate on the first anniversary hereof in the event that the conditions to closing specified in
Section 3 hereof have not been satisfied at such time or have not been waived by the Purchaser.

                  (b) This Agreement may also be terminated pursuant to the unanimous written consent of the parties hereto.

5.2 Effect of Termination. In the event of the termination of this Agreement pursuant to the provisions of Section 5.1, this Agreement shall become void and have no further effect, without any liability to any party hereto in respect of the transactions contemplated hereby on the part of any party hereto, or any of its directors, officers, representatives, stockholders or affiliates, except for any liability resulting from such party's breach of this Agreement.

6        Miscellaneous.

6.1 Notices. All notices and, in general, all communications pursuant to this Agreement, shall be made in writing and shall be considered duly made and effective, the Business Day (as defined herein) following the date on which such communications shall have been received by the corresponding party. "Business Day" means a day other than Saturday, Sunday or other day on which commercial banks in Mexico are authorized to close. Notices made as provided in this Clause may be personally delivered or transmitted by fax, telegram, courier or certified mail, return receipt requested, addressed to the corresponding party, to the following domiciles or to any future domicile notified in writing by the relevant party to the others at least ten (10) Business Days in advance:

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         The Sellers:

         c/o Jafra Worldwide Holdings (Lux) S.ar.l.
         174, Route de Longwy
         L-1940
         Luxembourg

         The Purchaser:

         Blvd. Adolfo Lopez Mateos, 515
         Col. Tlacopac
         Mexico, D.F. 01040

6.2 Amendments. Any provision of this Agreement may be amended with the prior written consent of each of the parties hereto.

6.3 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of Mexico. In connection with any action or proceeding arising out of this Agreement, each of the parties hereto submits to the jurisdiction of the courts sitting in Mexico, Federal District, United Mexican States, hereby waiving any other forum to which they might be entitled on account of place of residence, domicile or otherwise.

6.4 Counterparts. This Agreement and any amendments hereto may be executed in several counterparts, each of which shall be considered to be an original, but all of which together shall constitute the same instrument.

6.5 Effect of Headings. The section headings herein are for convenience only and shall not affect the meaning or interpretation of this Agreement.

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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

                                         The SELLERS

                                              CDRJ LATIN AMERICA HOLDING
                                                COMPANY B.V.
                                                By: JAFRA WORLDWIDE (LUX)
                                                    HOLDINGS S.aR.L.,
                                                    its sole manager

                                              By: /s/ Ralph S. Mason, III
                                                  --------------------------
                                                  Name:  Ralph S. Mason, III
                                                  Title: Fonde de pouvoir

                                              LATIN COSMETICS HOLDINGS B.V.
                                                By: JAFRA WORLDWIDE (LUX)
                                                    HOLDINGS S.aR.L.,
                                                    its sole manager

                                              By: /s/ Ralph S. Mason, III
                                                  --------------------------
                                                  Name:  Ralph S. Mason, III
                                                  Title: Fonde de pouvoir

                                              REGIONAL COSMETICS HOLDING B.V.
                                                By: JAFRA WORLDWIDE (LUX)
                                                    HOLDINGS S.aR.L.,
                                                    its sole manager

                                              By: /s/ Ralph S. Mason, III
                                                  --------------------------
                                                  Name:  Ralph S. Mason, III
                                                  Title: Fonde de pouvoir

                                       7

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                                                  SOUTHERN COSMETICS HOLDINGS
                                                    B.V.
                                                    By: JAFRA WORLDWIDE (LUX)
                                                        HOLDINGS S.aR.L.,
                                                        its sole manager

                                                  By: /s/ Ralph S. Mason, III
                                                      --------------------------
                                                      Name:  Ralph S. Mason, III
                                                      Title: Fonde de pouvoir

                                                  CDRJ MEXICO HOLDING COMPANY
                                                    B.V.
                                                    By: JAFRA WORLDWIDE (LUX)
                                                        HOLDINGS S.aR.L.,
                                                        its sole manager

                                                  By: /s/ Ralph S. Mason, III
                                                      --------------------------
                                                      Name:  Ralph S. Mason, III
                                                      Title: Fonde de pouvoir

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                                   The PURCHASER

                                       DISTRIBUIDORA COMERCIAL JAFRA,
                                         S.A. de C.V.

                                       By: /s/ Eugenio Lopez Barrios
                                           -------------------------------------
                                           Name:  Eugenio Lopez Barrios
                                           Title: Attorney-in-fact

                                   The ISSUER

                                       JAFRA COSMETICS INTERNATIONAL,
                                         S.A. de C.V.

                                       By: /s/ Elia Zulema Velazquez Valencia
                                           -------------------------------------
                                           Name:  Elia Zulema Velazquez Valencia
                                           Title: Attorney-in-fact

                                       9

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                                   Appendix I

         SELLER                                               PREFERRED STOCK            APPLICABLE PURCHASE PRICE
         ------                                               ---------------            -------------------------
CDRJ Latin America Holding                                         2,618                      $ 26,180,000
   Company B.V.

Latin Cosmetics Holdings B.V.                                      2,387                      $ 23,870,000

Regional Cosmetics Holding B.V.                                    2,310                      $ 23,100,000

Southern Cosmetics Holdings B.V.                                   2,233                      $ 22,330,000

CDRJ Mexico Holding Company B.V.                                   2,079                      $ 20,790,000
                                                                  ------                      ------------
                          Total                                   11,627                      $116,270,000